Commitments and contingencies - Additional information (Details)	12 Months Ended
Dec. 31, 2014
Legal Matters [Abstract]
Legal matters of OCR under arbitraion proceedings	Ocean Rig Norway Operations Inc. ("OCR"), a subsidiary of Ocean Rig, was notified by a letter dated November 13, 2013, that arbitration proceedings were commenced against it by Westcon Yard AS of Norway ("Westcon"), in connection to an alleged outstanding unpaid amount of Norwegian Krone Seventy Seven Million Three Hundred Eighty Three Thousand Eight Hundred and Three and Fifty Eight Шre (NOK 77,383,803.58), $10.4 million (based on based on the NOK/U.S. Dollar exchange rate as of December 31, 2014) plus interest and costs related to upgrades performed in the drilling unit Leiv Eiriksson in late 2012 and early 2013. The counterparties reached an agreement during the year ended December 31, 2014.
Charter agreement description of options	Under seven of the Company’s charter agreements, the charterer has the option to (i) acquire the vessels at fair market value as determined by two independent brokers, at the date that the options are exercised, less $5,000 per vessel or, (ii) to require a cash payout of $5,000 per charter agreement in which case the charter agreement will automatically be terminated on the date of completion of the current voyage. These options are exercisable beginning late March 2015 and throughout the term of the charter agreements which expire through 2020. The option will be amortized over the term of the charter agreements or when exercised, if earlier.